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                                                                  Exhibit 10.20


                                  TFC TEXTRON

                                INSTALLMENT NOTE


$500,000.00                                                    October 7, 1996

         For value received, the undersigned (jointly and severally if more than one) promises to pay to the order of Textron Financial Corporation ("TFC"), having its principal place of business in Providence, Rhode Island (together with any other holder of this Note, hereinafter referred to as the "Holder"), the principal sum of Five Hundred Thousand Dollars ($500,000.00), together with interest on the unpaid principal balance of the Note. The obligations of the undersigned hereunder are "Obligations" secured by the "Collateral" as defined and described in a Security Agreement between the undersigned and the Holder dated as of October 7, 1996 (the "Security Agreement"), and are entitled to all of the rights and privileges provided therein, including rights of acceleration of this Note.

         This Note shall be due and payable in 48 monthly installments of principal and interest due and payable on the first day of each month and in the amounts specified below:

         1 consecutive installment(s) of $28,280.00 each beginning on November 1, 1996 and continuing each month thereafter through and including November 1, 1996, followed by:

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         46 consecutive installments of $12,600.00 each beginning on December
         1, 1996, and continuing each month thereafter through and including September 1, 2000, followed by:

         1 consecutive installment(s) of $0.00 each beginning on October 1, 2000 and continuing each month thereafter through and including October 1, 2000, followed by:

         N/A consecutive installment(s) of SN/A each beginning on N/A, N/A and continuing each month thereafter through and including N/A, N/A followed by:

         N/A consecutive installment(s) of SN/A each beginning on N/A, N/A and continuing each month thereafter through and including N/A, N/A, followed by:

[ ] Check if additional installment(s) are required as specified in Exhibit A attached hereto and incorporated herein by this reference.

         The entire remaining unpaid balance and all accrued and unpaid charges due hereunder and under the Security Agreement shall be due and payable on October 1, 2000 (the "Final Maturity Date").

         In the event any amount due hereunder is past due by more than ten
(10) days, the undersigned agrees to pay a late payment charge equal to the lessor of (a) five percent (5%) on and in addition tot he amount of the past due payment, or (b) the maximum charges allowable under then applicable law. Upon the maturity of this Note (by reason of default and acceleration or otherwise), the undersigned agrees to pay interest ont he unpaid balance and all accrued and unpaid amounts due hereunder and under the Security Agreement from the maturity hereof through

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the day of payment at a rate of interest equal to the lesser of (a) the
Holder's then current default rate of interest, or (b) the maximum rate of interest allowable under then applicable law.

         The entire unpaid principal balance of this Note may be prepaid in full (but not in part) upon five days prior written notice to the Holder hereof, provided that any such prepayment shall be made together with (a) all accrued interest and other charges owing hereunder or under the Security Agreement, and (b) a prepayment fee equal to four percent (4%) of such prepayment if made prior to the first anniversary of this Note, thereafter, three percent (3%) of such prepayment if made prior to the second anniversary of this Note; (thereafter, two percent (2%) of such prepayment if made prior to the third anniversary of this Note; thereafter, one percent (1%) of such prepayment if made prior to the fourth anniversary of this Note: thereafter, zero percent (0%) of such prepayment if made prior to the fifth anniversary of this Note; and thereafter, no prepayment fee shall be required. The prepayment fee provided herein shall also be due and payable int he event of a default and acceleration of the maturity of this Note in accordance with the terms hereof and the Security Agreement.

         Each payment hereunder shall be made in lawful money of the United States and shall be payable to such account of address as the Holder hereof shall from time to time direct the undersigned. All amounts received shall be applied first, to accrued late charges and any other costs or expenses due and owing hereunder or under the terms of the Security Agreement; second, to accrued interest, and third, to unpaid principal. If at any time during the term of this Note the interest rate applicable hereunder exceeds the maximum rate of interest permitted under then

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applicable law, then the interest rate shall thereafter be deemed to be the maximum rate permitted under then applicable law, and amounts of interest received form the undersigned in excess of such maximum rate shall be considered reductions to principal to the extent of any such excess.

         Failure to pay this Note, or any installment hereunder promptly when due, or default or failure int he performance or due observance of any of the terms, conditions or obligations hereunder or under the Security Agreement or in any other agreement or instrument between the undersigned (or any endorser, guarantor, surety or other party liable for the undersigned's obligations hereunder, or any other entity controlling, controlled by or under common control with the Holder), shall entitle the Holder to accelerate the maturity of this Note and to declare the entire unpaid principal balance and all accrued interest and other charges hereunder and under the Security Agreement to be immediately due and payable, and to proceed at once to exercise each and every one of the remedies set forth in the Security Agreement or otherwise available at law or in equity.

         The undersigned and all other parties who may be liable (whether as endorsers, guarantors, sureties or otherwise) for payment of any sum or sums or to become due under the terms of this Note waive diligence, presentment, demand, protest, notice of dishonor and notice of any other kind whatsoever and agree to pay all costs incurred by the Holder in enforcing its rights under this Note or the Security Agreement, including reasonable attorney's fees, and they do hereby consent to any number of renewals or extensions at any time int he payment of this Note. No extension of time for payment of this Note made by any agreement with any person now or hereafter liable for payment of this Note shall operate to release, discharge, modify, change or

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affect the original liability under this Note, either in whole or in part, of the undersigned. No delay or failure by the Holder hereof in exercising any right, power, privilege or remedy shall be deemed to be a waiver of the same or any part thereof, nor shall any single or partial exercise thereof of any failure to exercise the same in any instance preclude any future exercise thereof, or exercise of any other right, power, privilege or remedy, and the rights and remedies provided for hereunder are cumulative and not exclusive of any other right or remedy available at law or in equity. The Holder of this Note may proceed against all or any of the Collateral securing this Note or against any guarantor hereof, or may proceed contemporaneously or in the first instance against the undersigned, in such other and at such times following default hereunder as the Holder may determine in its sole discretion. All of the undersigned's obligations under this Note are absolute and unconditional, and shall not be subject to any offset or deduction whatsoever. The undersigned waives any right to assert by way of counterclaim or affirmative defense in any action to enforce the undersigned's obligations hereunder, any claim whatsoever against the Holder of this Note.

         The provisions of this Note shall be governed by and construed in accordance with the laws of the State of Rhode Island.


ATTEST WITNESS:                             MAKER:

                                            Christie Products, Inc.


By: /s/ illegible                           By: /s/ Patrick A. DePaolo, Sr.
    -------------                               ---------------------------

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Name:                                       Name: Patrick A. DePaolo, Sr.
                                                  -----------------------
                                                  Title: President

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